March 5, 2018

SPIRIT OF AMERICA INVESTMENT FUND, INC.

Spirit of America Energy Fund

Class A Shares – TICKER: SOAEX

Class C Shares – TICKER: SACEX

A Series of Spirit of America Investment Fund, Inc.

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated March 30, 2017

Effective June 5, 2018, the front-end sales charge you pay for Class A Shares of the Spirit of America Energy Fund (the “Energy Fund”) based upon the dollar amount invested is changed as detailed in the tables below. Accordingly, the sub-section titled “Sale of Class A Shares” found in the section “Distribution Arrangements” on page 33 of the Energy Fund’s Prospectus is replaced with the information detailed below.

Sale of Class A Shares

The sales charge you pay for Class A Shares of the Energy Fund depends on the dollar amount invested, as shown in the tables that follow. Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession.

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested	Concession as a Percentage of Offering Price
Under $25,000	5.75%	6.10%	5.00%
$25,000 or more, but less than $50,000	5.50%	5.82%	5.00%
$50,000 or more, but less than $100,000	4.75%	4.99%	4.25%
$100,000 or more, but less than $250,000	4.50%	4.71%	4.00%
$250,000 or more, but less than $500,000	3.75%	3.90%	3.50%
$500,000 or more, but less than $1,000,000	3.00%	3.09%	2.75%
$1,000,000 or more*	0%	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Energy Fund imposes a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to DLA in reimbursement for distribution-related expenses. A commission will be paid by the Distributor to authorized dealers who initiate and are responsible for purchases of $1 million or more.

Further Information

For further information, please contact the Fund at 1-516-390-5565 or the Transfer Agent at 1-800-452-4892. You may also obtain additional copies of the Energy Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Energy Fund at 1-516-390-5565, by sending an e-mail request to info@soafunds.com or by visiting the Energy Fund’s website at www.SOAFunds.com.